77Q(1)(a): Copies of any material amendments to the registrants charter or by-laws

Amendment No. 24 to the Declaration of Trust of Goldman Sachs Trust, as filed with the Securities and Exchange Commission on July 22, 2004 as
exhibit 1 (y) to the Registrants Registration Statement on Form N-14 Accession No. 0000950123-04-008643), is incorporated herein by reference